Filed Pursuant to Rule 497(c)
                                      Registration Nos:  333-76293
                                                          811-9291




     Prospectus
     dated October 28, 1999




                         Bearguard Funds, Inc.

                             BEARGUARD FUND

                              P.O. Box 701
                    Milwaukee, Wisconsin  53201-0701
                             1-888-288-2880
                         www.bearguardfund.com


            The investment objective of the Bearguard Fund (the "Fund") is capital appreciation. The Fund engages in short sales of common stocks and other equity securities of companies that the Fund's investment adviser, Skye Investment Advisors LLC (the "Adviser"), believes are overvalued.

            This   Prospectus  contains  information  you   should
        consider before you invest in the Fund. Please read it carefully and keep it for future reference.

                          ____________________

        The Securities and Exchange Commission (the "SEC") has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   TABLE OF CONTENTS
                                                           Page No.

RISK/RETURN SUMMARY                                             1

PERFORMANCE INFORMATION                                         3

FEES AND EXPENSES OF THE FUND                                   3

INVESTMENT OBJECTIVE                                            4

HOW THE FUND INVESTS                                            4

FUND MANAGEMENT                                                 7

HOW TO PURCHASE SHARES                                          8

HOW TO REDEEM SHARES                                           11

VALUATION OF FUND SHARES                                       13

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT       13

YEAR 2000 ISSUE                                                14

_____________________________

     In  deciding  whether to invest in the  Fund,  you
should  rely only on information in this Prospectus  or
the  Statement of Additional Information  (the  "SAI").
The   Fund   has  not  authorized  others  to   provide
additional information. The Fund does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                  RISK/RETURN SUMMARY

What are the goals of the Fund?

     The  Fund's  goal  is capital  appreciation.   The
Fund's goal is sometimes referred to as the Fund's investment objective. The Fund cannot guarantee that it will achieve its investment goal.

What are the Fund's principal investment strategies?

     The  Fund attempts to achieve its goal by engaging
in  short sales of securities that the Adviser believes
will decrease in value.  In determining which stocks to
short,  the Adviser focuses on a company's fundamentals
and  selects  those  companies  whose  stock  price  it
believes  to  be  unrealistic  when  compared  to   its
earnings growth rate.  A short sale is a transaction in
which  the  Fund sells a security it does not  own.   A
short sale will result in profits or losses to the Fund
based on the price of the stock when the short sale was
entered  into  compared to the  price  when  the  short
position  is closed out and after deducting transaction
and carrying costs.  The Fund will primarily engage  in
short  sales  of  mid-  to  large-cap  domestic  common
stocks.   The Fund also invests in U.S. government  and
investment  grade  corporate  notes,  bonds  and  other
investment   grade   money   market   instruments    to
collateralize  or  "cover" its short positions.   These
debt securities will have an average maturity of three years or less.

What are the main risks of investing in the Fund?

     The main risks of investing in the Fund are:

     *  Reverse Stock    The Fund is subject
        Market Risk:     to stock market risks and significant fluctuations in
                         value. However, this risk is opposite of a typical stock mutual fund, because the Fund's short investments may increase in value when the stock market decreases in value. Similarly, if the stock market significantly increases in value, the Fund may significantly decrease in value. Increases or decreases in value of stocks are generally greater than for bonds or other debt securities.

    *  Stock Selection/  The   Adviser's
       Management Risk:  short  selling  strategy  may fail  to produce  the intended result. The stocks the Adviser determines to sell short may increase in value or not decrease in value when the stock market in general is declining. Accordingly, if the Adviser is incorrect in determining which stocks to sell short, the Fund is likely to experience a loss on the transaction.

     *  Short Selling    Short  selling   is
        Risks:           speculative and involves greater risks than investing
                         in stocks. Therefore, an investment in the Fund may be more volatile than investments in many other mutual funds. Because short sales require the Fund to deliver the stock involved in the short sale at a price determined at the time the transaction was originally entered into, later increases in the price of such stock could result in significant losses to the Fund.
                         Unlike stock investments, these losses could be significantly larger than the Fund's original investment in the transaction, could be potentially unlimited and may result from general market forces, such as a lack of stock available for short sellers to borrow for delivery, or improving conditions with a company. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the stock sold. A broker or other lender may request that the borrowed stock be returned on short notice, and if that occurs at a time when other short sellers of that security are receiving similar requests, a "short squeeze" can occur resulting in significant increases in the market price of a stock. As a result, the Fund may be required to replace the stock sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. In addition, occasionally a stock may have significant increases in value immediately upon the stock market opening, which can result in significant losses to short sellers, including the Fund. The Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.

    *  Segregation Risk: As a result of the Fund's
                         short selling investment strategy, the Fund will set aside in a segregated account a significant portion of its assets in liquid securities to collateralize or "cover" its short positions. These assets may not be sold while the corresponding short position is open unless they are replaced by similar assets. Accordingly, the segregation of a large portion of the Fund's assets to collateralize or "cover" its short positions could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations, including margin calls, without liquidating short positions. If the Fund is required to liquidate short positions to meet redemption requests, this may result in additional costs to the Fund and may lower the Fund's performance.

     *  Mid-Cap Risks:   Medium   capitalization
                         companies may not have the size, resources or other assets of large capitalization companies. As a result, medium capitalization companies may have a lack of depth in management, limited product lines, a lack of capital to support growth and development and limited revenues. Medium capitalization companies often have narrower markets than larger capitalization companies and the stocks of medium capitalization companies may be less liquid as a result. Medium capitalization companies may be subject to greater market risks and fluctuations in value than larger capitalization companies and may not correspond to changes in value of the stock market in general.

     *  Debt Securities  The Fund invests in debt
        Risks: securities to cover its short positions. Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally decrease. Similarly, if interest rates decrease, the value of debt securities generally increase. As the maturity of a debt security lengthens, these fluctuations in value based on interest rate changes increase. Because the Fund holds debt securities to cover its short positions, shares in the Fund may fluctuate based on interest rate changes in addition to changes in the value of securities sold short. In addition, the value of debt securities is subject to changes in the credit quality of the issuer.

     *  High Costs/      Because  of the  transaction
        Tax Effects:     costs  associated  with   short selling,  such as
                         dividends paid on stocks sold short to the broker or other institution that lent the stock or turnover of portfolio securities, the Fund may have higher costs than other equity funds. In addition, profitable short sales will generally be taxable as short- term capital gains to Fund shareholders which are taxed at a higher rate than long-term capital gains. Accordingly, the Fund's investment strategy is not tax efficient.

     *  New Fund Risks:  The Fund has no operating
                         history. The Adviser's short selling investment strategy has not been previously implemented in a mutual fund managed by the Adviser. The Fund's portfolio manager has not previously managed a mutual fund.

     You should be aware that you may lose money by investing in the Fund. Because of the Fund's primary focus on short selling, you should not consider it a complete investment program for the equity portion of your portfolio.

Is the Fund an appropriate investment for me?

     The Fund is suitable for long-term investors only.
The  Fund is not a short-term investment vehicle.   The
Fund  is  subject  to a high degree of  volatility  and
risk.   The Fund is not suitable as a single investment
for   conservative  investors,  for  investors  seeking
preservation  of capital, for income investors  or  for
investors  who  are only willing to accept  a  moderate
degree  of  risk.   An investment in the  Fund  may  be
appropriate if:

     *    your goal is capital appreciation;

     *    you want to hedge your long equity positions;

     * you want to allocate some portion of your long-term investments to short selling; and

     * you are willing to accept potentially significant short-term to intermediate-term fluctuations in value of the Fund's shares and/or possible loss of principal.

                PERFORMANCE INFORMATION

     The bar chart and performance table are not included because the Fund has been in operation for less than a full calendar year.

             FEES AND EXPENSES OF THE FUND

     The   following  table  describes  the  fees   and
expenses that you may pay if you buy and hold shares of the Fund.

                                                      Investor  Institutional
                                                        Class       Class

Shareholder Fees
 (fees paid directly from your investment)
  Maximum Sales Charge (Load) Imposed on Purchases        None       None
  Maximum Deferred Sales Charge (Load)                    None       None
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends                                  None       None
  Redemption Fee                                          None       None
  Exchange Fee                                            None       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

  Management Fees                               1.25%   1.25%
  Distribution and Service (12b-1) Fees        0.25%(2) 0.00%
  Other Expenses(3)                             2.97%   2.97%
  Total Annual Fund Operating Expenses(3)       4.47%   4.22%
  Fee Waiver/Expense Reimbursement(3)           1.72%   1.72%
  Net Expenses                                  2.75%   2.50%
   ____________

(1)Fund  operating  expenses  are  deducted  from  Fund
   assets  before  computing the daily share  price  or
   making  distributions.  As a result, they  will  not
   appear   on  your  account  statement,  but  instead
   reduce the amount of total return you receive.

(2)Because  Rule 12b-1 fees are paid out of the  Fund's
   assets  on  an on-going basis, over time these  fees
   will  increase the cost of your investment and could
   cost  long-term investors of the Investor Class more
   than   other  types  of  sales  charges.   For  more
   information,   see  "Distribution  and   Shareholder
   Servicing Plan."

(3)"Other   Expenses"  have  been  estimated  for   the
   current  fiscal year since the Fund will  not  begin
   operations until October 28, 1999.  Pursuant to  the
   Investment  Advisory Agreement between  the  Adviser
   and  the Fund, the Adviser has contractually  agreed
   to  waive  its  management fee and/or reimburse  the
   Fund's  other  expenses to the extent  necessary  to
   ensure  that the total annual operating expenses  do
   not  exceed  2.75% of the Investor  Class's  average
   net  assets  and 2.50% of the Institutional  Class's
   average net assets until October 31, 2000.  After such
   date,  the total operating expense limitations
   may  be  terminated or revised at any time.   "Other
   expenses"  are presented before any such waivers  or
   reimbursements.   Any  waiver  or  reimbursement  is
   subject to later adjustment to allow the Adviser  to
   recoup   amounts  waived  or  reimbursed,  including
   initial organization costs of the Fund, to the extent actual fees and expenses for a period are less than the expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.
   For additional information, see "Fund Management."

                        Example

     The  following  Example is intended  to  help  you
compare the cost of investing in the Fund with the cost
of  investing  in  other  mutual  funds.   The  Example
assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
In addition, the Example assumes the reinvestment of dividends and distributions. Please note that the one year numbers are based on the Fund's net expenses because the Fund has agreed to waive its management fee and/or reimburse the Fund's expenses until October 31, 2000, as described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

                          1 Year   3 Years
     Investor Class        $278    $1,352
     Institutional Class   $253    $1,281

                 INVESTMENT OBJECTIVE

     The   Fund's investment  objective is capital appreciation.

                 HOW THE FUND INVESTS

The Fund Engages in Short Sales of Stock

     The Fund seeks to achieve its investment objective
by  engaging primarily in short sales of common stocks.
The  Fund also invests in U.S. government and corporate
notes  and bonds to collateralize or "cover" its  short
positions.  Because the Fund invests in debt securities
to  collateralize or "cover" its short  positions,  the
Fund expects to generate income as a by-product of  its
investment strategy.  A short sale is a transaction  in
which  the Fund sells a security it does not  own.   To
complete  the  transaction, the Fund  must  borrow  the
security  from  a broker or other institution  to  make
delivery  to  the  buyer.   The  Fund  then  incurs  an
obligation  to  replace the borrowed  security  to  the
broker  or  other  institution at some time  (typically
unspecified) in the future.  The Fund may close  out  a
short position by purchasing the security at the market
price at such time.  The Fund also is obligated to  pay
dividends  on  securities sold short to the  broker  or
other  institution  that lent the  Fund  the  security,
which  results  in additional costs to the  Fund.   The
Fund will realize profits or losses on the price of the
stock  at the time the short sale is entered into  when
compared to the price when the short position is closed
out.   The  stocks  the Fund shorts will  primarily  be
common  stocks  of companies that the Adviser  believes
are   reasonably  liquid.   The  Adviser   makes   this
determination    based   on    a    company's    market
capitalization.   The  Fund  generally  shorts   common
stocks   of  companies  with  medium  to  large  market
capitalizations (companies with a market capitalization
of  at  least $1.0 billion).  Of the 70% to 90% of  the
Fund's  net  assets representing short  positions,  the
Fund  will  invest  at least 90%  of  those  assets  in
companies  with  a market capitalization  of  at  least
$1.0  billion.   In  monitoring the  liquidity  of  the
Fund's  securities,  the  Adviser  also  considers  the
percentage of the Fund's net assets committed to  short
positions,  the  percentage of the issuer's  securities
shorted  by  the  Fund and others and the  Fund's  cash
inflows  and  outflows.  The Adviser  will  pursue  its
short  sales through a diversified portfolio  of  short
positions  and  will  not enter  into  a  single  short
position  exceeding 5% of its net assets.  In addition,
the  Fund  will  have  short positions  across  diverse
industry  sectors  and  will  not  establish  a   short
position if more than 15% of the Fund's total assets would be invested in companies in the same industry.

The Fund Follows a Value Approach

     The Adviser generally follows a value approach  to
investing  for  the Fund.  Because the  Fund  tries  to
achieve  its investment objective through short  sales,
the  Fund will implement the value approach by focusing
on  securities  of companies that the Adviser  believes
are  overvalued relative to their intrinsic  worth  and
possess   certain  characteristics
that  the   Adviser
believes  will lead to a lower market price over  time.
In  identifying  short  positions  for  the  Fund,  the
Adviser focuses on a company's fundamentals and selects
those   securities  that  the  Adviser   believes   are
expensive  relative to their fundamentals and  have  an
above  average  chance  of  declining  in  value.    In
implementing the value approach, the Adviser examines a
company's financial statements, its debt structure  and
interest burden, its price relative to its earnings and
sales,  and its operating margins and cash  flow.   The
Adviser seeks companies whose price-to-earnings ratio is greater than its growth rate of earnings, whose cash flow is negative and whose management has made claims the Adviser believes to be unrealistic or exaggerated.
Because of the Fund's focus on short selling, you should not consider it a complete investment program for the equity portion of your portfolio.

Securities Sold Short

     Although  the  Fund is not required  to  invest  a
specified  percentage of its assets in short  positions
at  all  times,  under normal circumstances,  the  Fund
expects  that 70% to 90% of the Fund's net assets  will
represent short positions.   Short sales will primarily
be of mid- to large-cap domestic common stocks.  Common
stocks  are  units of ownership of a  corporation.   In
pursuing its investment objective, the Fund may also short to a limited extent sponsored American Depositary
Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S.
dollars.

     All   short   sale   positions   will   be   fully
collateralized.   The  Fund  will  set   aside   in   a
segregated  custodial account an amount of  cash,  U.S.
government securities or other liquid debt securities equal to the excess of the current market value, as calculated on a daily basis, of the securities sold short over the amount of collateral deposited with the broker or other institution in respect of the short sale (not including the proceeds of the short sale).
These assets may not be sold while the corresponding short position is open unless they are replaced by similar assets.

Risks of Short Selling

     Short  selling is speculative and involves greater
risks  than investing in stocks.  An investment in  the
Fund  may  be  more volatile than investments  in  many
other mutual funds.  A short sale is profitable to  the
Fund if the price of the stock at the time it is closed
out is less than at the time the short sale was entered
into   and   after   factoring  in  transaction   costs
(including dividends paid on stocks sold short  to  the
broker  or  other institution that lent  the  Fund  the
stock).   Alternatively, if the price of the  stock  is
greater  at the time it is closed out than at the  time
of  the  short sale and after factoring in  transaction
costs (including dividends paid on stocks sold short to
the  broker or other institution that lent the Fund the
stock),  the transaction will result in a loss  to  the
Fund.  These losses could be significantly larger  than
losses  resulting from stock investments.  With stocks,
a  fund  can  only  lose  the amount  of  its  original
investment.   With short positions, however,  a  fund's
losses  could be potentially unlimited due  to  general
market  forces, such as a lack of stock  available  for
short  sellers  to  borrow for delivery,  or  improving
conditions with a company.  For example, the  Fund  may
be   subject  to  "short  squeeze"  risk  resulting  in
significant increases in the market price  of  a  stock
when  the  broker or other institution  that  lent  the
stock in question to the Fund demands the security when
other  short  sellers of that same stock are  receiving
similar demands.  As a result, the Fund may be required
to  replace  securities  previously  sold  short,  with
purchases  on  the open market at prices  significantly
greater  than those at which the securities  were  sold
short.   In  addition, occasionally a  stock  may  have
significant increases in value immediately upon the stock market opening or after a halt in trading on the security, which can result in significant losses to short sellers, including the Fund. In addition, the Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.

     Short   selling  also  involves  stock  selection,
management  and  reverse stock  market  risk.   Like  a
typical stock mutual fund, the Fund is subject to stock
market  risks  and significant fluctuations  in  value.
However,  this  risk  is opposite of  a  typical  stock
mutual  fund, because the Fund's short investments  may
increase  in  value when the stock market decreases  in
value.   Similarly,  if the stock market  significantly
increases in value, the Fund may significantly decrease
in  value.   Increases or decreases in value of  stocks
are  generally  greater than for bonds  or  other  debt
securities.   In addition, the Adviser's short  selling
strategy  may  not  produce the intended  result.   The
stocks  the  Adviser  determines  to  sell  short   may
increase in value or not decrease in value when the stock market in general is declining. Accordingly, if the Adviser is incorrect in determining which stocks to sell short, the Fund is likely to experience a loss on the transaction.

     As a result of the Fund's short selling investment
strategy,  the  Fund  will set aside  in  a  segregated
account  a significant portion of its assets in  liquid
securities  to  collateralize  or  "cover"  its   short
positions.   These  assets may not
be  sold  while  the
corresponding  short position is open unless  they  are
replaced   by   similar   assets.    Accordingly,   the
segregation of a large portion of the Fund's assets  to
collateralize  or  "cover" its  short  positions  could
impede  portfolio management or the Fund's  ability  to
meet  redemption requests or other current obligations,
including  margin  calls,  without  liquidating   short
positions. If the Fund is required to liquidate short positions to meet redemption requests, this may result in additional costs to the Fund.

     Because of the transaction costs associated with short selling, such as brokerage fees and dividends paid on stocks sold short to the broker or other institution that lent the stock, the Fund may have higher expenses than other equity funds. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the security sold and may lower the Fund's performance.
You should be aware that the closing of a short sale that is profitable to the Fund will result in short-term capital gains to you. Gains will be realized only when the Fund closes a short sale and will remain unrealized until such time.

Debt Securities Held by the Fund

     The  Fund  also invests in investment  grade  U.S.
government and investment grade corporate notes and bonds to collateralize or "cover" its short positions.
Debt securities are obligations of the issuer to pay interest and repay principal. The Fund expects that its debt securities will have an average maturity of three years or less.

     Changes in market interest rates affect the  value
of  debt  securities.  If interest rates increase,  the
value    of   debt   securities   generally   decrease.
Similarly,  if interest rates decrease,  the  value  of
debt securities generally increase.  As the maturity of
a  debt security lengthens, these fluctuations in value
based  on interest rate changes increase.  Because  the
Fund   holds  debt  securities  to  cover   its   short
positions, shares in the Fund may fluctuate based on interest rate changes in addition to changes in the value of securities sold short.

     Changes  in the credit quality of the issuer  also
affect the value of debt securities.  Lower-rated  debt
securities  generally  pay  a  higher  interest   rate.
Although the Fund primarily invests in investment grade
debt  securities,  the  value of these  securities  may
decrease  due  to changes in ratings  over  time.   For
additional information regarding securities ratings, please see the SAI and the Appendix to the SAI.

     The Fund may invest in the following types of debt securities:

     * Corporate debt securities, including bonds, debentures and notes;

     *    U.S. government securities;

     * Commercial paper (including variable amount master demand notes); and

     * Bank obligations, such as certificates of deposit, banker's acceptances and time deposits of domestic and foreign banks, domestic savings association and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation).

Derivatives Transactions

     Although  not  part  of  its principal  investment
strategy, from time to time the Fund may also invest in
short  positions through transactions other than  short
sales of securities.  The Fund may purchase or sell put
options  on  securities  and  indices  or  stock  index
futures  when  the Adviser believes that  a  particular
security or market index will decline in value and that
such  investments would offer benefits to the Fund  not
available  through  the  short  sale  of  a  particular
security.  This could occur, for example, if  the  Fund
received large cash inflows and the Adviser desired  to
take  a short position generally pending investment  in
individual short positions.  Futures are agreements for
the  future sale by one person and purchase by  another
person  of  a  financial instrument, such  as  a  stock
index,  or its cash equivalent at a future date  for  a
set  price.   A put option is a contract in  which  the
buyer pays a premium to the seller to obtain the right,
but  not  the  obligation, to  sell  to  the  seller  a
specific security at an agreed upon price at or  before
a  certain  time.   A put option on an index  generally
operates  in  the  same manner as a  put  option  on  a
specific  security, except that the buyer must  deliver
cash  rather than the underlying security to the buyer.
The   buyer  of  an  option  generally  benefits   from
favorable  movements  in the price  of  the  underlying
asset but is not exposed to corresponding losses due to
adverse movements in the value of the underlying asset.
The  Fund  may also write call options, which
obligate the Fund to sell a security at a set price upon
exercise.  This would generate premium income  for  the
Fund.    The  Fund's  use  of  options  involves  risks
different  from, or greater than, the risks  associated
with  investing  directly  in  traditional  securities,
including  liquidity risk, interest rate  risk,  market
risk,  credit  risk and management risk.  Options  also
involve  the  risk of mispricing or improper  valuation
and  the  risk that changes in the value of the  option
may   not   correlate  perfectly  with  the  underlying
security  or index.  The Fund could lose more than  the
principal  amount  invested with certain  options.   In
addition,  suitable  option  transactions  may  not  be
available  in  all circumstances and there  can  be  no
assurance   that   the  Fund  will   engage   in   such
transactions to reduce exposure to other risks when that would be beneficial.

Temporary, Defensive Strategies

     To respond to adverse market, economic, political or other conditions, on a temporary basis the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions. Because of the Fund's focus on short selling, adverse market conditions may include periods of rapid appreciation in the stock markets. Money market instruments include:

       *  Commercial paper;

       *  Short-term U.S. government securities;

       *  Banker's acceptances;

       *  Certificates of deposit;

       *  Time deposits; and

       *  Other short-term fixed income securities.

If  these temporary, defensive strategies are used,  it
is  impossible  to  predict when or for  how  long  the
Adviser  may employ these strategies for the Fund.   To
the   extent   the  Fund  engages  in  this  temporary,
defensive strategy, the Fund may not achieve its investment objective. Pending investment or to pay redemption requests and expenses of the Fund, the Fund may also hold a portion of its assets in short-term money market securities and cash. See the Fund's SAI for additional information.

The   Fund  Has  No  Minimum  Holding  Period  for  its
Investments

     The  Fund  has no minimum holding period  for  its
investments.  However, the Fund will typically  hold  a
short  position open for nine months to one year.   The
Fund  typically  closes out a short position  when  the
Adviser  anticipates that the security is  nearing  its
fair  value.   For example, the Fund will close  out  a
short position when the company's price is consistent with its growth rate.

     The  Fund  will  attempt  to  maximize  investment
returns.    Potential   tax   consequences   to    Fund
shareholders   will   be  a  secondary   consideration.
Investors may realize taxable capital gains as a result of frequent trading of the Fund's assets and the Fund incurs transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

                    FUND MANAGEMENT

Adviser

     Skye  Investment Advisors LLC (the  "Adviser")  is
the  investment  adviser to the  Fund.   The  Fund  has
entered into an Investment Advisory Agreement with  the
Adviser  under  which the Adviser  manages  the  Fund's
investments  and  business  affairs,  subject  to   the
supervision  of  the Fund's Board  of  Directors.   The
Adviser  is  a  California  limited  liability  company
located at 985 University Avenue, Suite 26, Los  Gatos,
California  95032.   The Adviser  and  its  predecessor
companies have been serving clients since 1985.  As  of
June  30,  1999, the Adviser managed approximately  $10
million   for  individual  and  institutional  clients.
Under the Investment Advisory Agreement, the Fund pays the Adviser an annual management fee of 1.25% of the Fund's average daily net assets attributable to each class of shares.

The advisory fee is accrued daily and
paid  monthly.   Pursuant to the Investment  Agreement,
the  Adviser  has  contractually agreed  to  waive  its
management  fee  and/or  reimburse  the  Fund's   other
expenses  to  the extent necessary to ensure  that  the
total annual operating expenses do not exceed 2.75%  of
the Investor Class's average daily net assets and 2.50%
of  the  Institutional Class's average daily net assets
until  October 31, 2000.  After such time, the  Adviser
may   voluntarily  waive  all  or  a  portion  of   its
management  fee and/or reimburse all or  a  portion  of
Fund  operating expenses.  The Adviser will waive  fees
and/or  reimburse expenses on a monthly basis  and  the
Adviser  will  pay the Fund by reducing its  fee.   Any
waivers  or  reimbursements will  have  the  effect  of
lowering  the  overall expense ratio for the  Fund  and
increasing its overall return to investors at the  time
any  such  amounts were waived and/or reimbursed.   Any
such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory
Agreement to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of the Fund, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     Under the Investment Advisory Agreement, not  only
is the Adviser responsible for management of the Fund's
assets,   but  also  for  portfolio  transactions   and
brokerage.

     Portfolio  Manager.  Chairman and Managing  Member
of  the  Adviser since 1996, Paul L. McEntire graduated
Phi Beta Kappa from Stanford University in 1965 with  a
Bachelor    of    Science   degree   in    mathematics.
Mr.   McEntire   received  a  Master  of   Science   in
mathematics  from the State University of New  York  at
Buffalo  in  1972  and  a  PhD in  Engineering-Economic
Systems from Stanford University in 1982.  Since  1989,
Mr. McEntire has served as Chairman and chief executive
officer  of Skye Investments, Inc., the predecessor  of
the  Adviser.   From 1994 to 1997, Mr. McEntire  was  a
broker  with  Brookstreet  Securities  Corporation   in
Irvine, California, and from 1993 to 1994, Mr. McEntire
was  a  broker  with PaineWebber, Inc. in  Menlo  Park,
California.   Mr.  McEntire  was  President  and  chief
executive  officer  of Skye Investment  Advisors,  Inc.
from 1985 to 1988.

Custodian

     Firstar Bank Milwaukee, N.A. ("Firstar Bank"), 777
East Wisconsin Avenue, Milwaukee, Wisconsin 53202 acts as custodian of the Fund's assets.

Transfer Agent and Administrator

     Firstar  Mutual  Fund Services,  LLC  ("Firstar"),
Third  Floor,  615  East  Michigan  Street,  Milwaukee,
Wisconsin  53202 acts as transfer agent  for  the  Fund
(the "Transfer Agent") and as the Fund's administrator.

Distributor

     Rafferty  Capital Markets, Inc.,  1311  Mamaroneck
Avenue, White Plains, New York 10605, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of the Fund's shares (the "Distributor").

                HOW TO PURCHASE SHARES

     Shares  of the Fund may be purchased at net  asset
value (as described below) through any dealer which has
entered into a sales agreement with the Distributor, in
its  capacity as principal underwriter of shares of the
Fund,   or  through  the  Distributor  directly.    The
Transfer Agent may also accept purchase applications.

Choosing a Class

     The  Fund  offers two classes of shares:  Investor
Class and Institutional Class. The classes differ with respect to their minimum investments and their cost structure.

           Investor  Class                Institutional Class

   *  Distribution and sharholder    *  No   distribution   and
      servicing fee of up to 0.25%      shareholder servicing fee.
      of the average daily net
      assets  of  the Investor Class.

     The Fund has adopted a plan pursuant to Rule 12b-1
under  the  Investment Company Act of 1940, as  amended
(the  "12b-1 Plan") with respect to the Investor Class,
which  authorizes it to pay the Distributor and certain
financial  intermediaries (such as broker-dealers)  who
assist  in  distributing Investor Class shares  or  who
provide   shareholder  services   to   Investor   Class
shareholders  a distribution and shareholder  servicing
fee  of up to 0.25% of the average daily net assets  of
the  Fund  attributable to the Investor Class (computed
on  an  annual  basis).   To the  extent  expenses  are
incurred under the 12b-1 Plan, the 12b-1 Plan has the effect of increasing the expenses of the Investor Class from what they would otherwise be. Because Rule 12b-1 fees are paid out of the net assets of the Investor
Class on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of Investor Class shares more than paying other types of sales charges. For additional information on the 12b-1 Plan, please see the SAI.

Purchases of Fund Shares

     Payment for Fund shares should be made by check or money order in U.S. dollars drawn on a U.S. bank, savings and loan or credit union.

                          Minimum Investments

                           Initial       Subsequent Investment

          Investor        $   2,000*      $  100*

          Institutional   $ 100,000       $1,000



     *You can establish an account using the Automatic Investment Plan for an initial investment of $1,000 with a $50 monthly investment as described below.

These minimums can be changed or waived by the Fund  at
any   time.    The  Fund  has  agreed  to   waive   the
Institutional Class's  minimums for certain pre-existing  clients
of the   Adviser.   Please  see  the  SAI  for  additional
information.   You  will be given  at  least  30  days'
notice of any increase in the minimum dollar amount of subsequent investments.

Net Asset Value

     Shares  of the Fund are sold on a continual  basis
at   the  net  asset  value  per  share  next  computed
following  receipt  of  an order  in  proper  form  (as
described   below   under  "Initial   Investment"   and
"Subsequent Investment") by a dealer, the Distributor or the Transfer Agent, as the case may be. Net asset value per share is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern Standard
Time)  on  each  day the New York Stock  Exchange  (the
"NYSE") is open.  See "Valuation of Fund Shares."

Initial Investment

     You  may  purchase Fund shares by  completing  the
enclosed shareholder application and mailing it  and  a
check or money order payable to "Bearguard Funds, Inc."
to  your  securities  dealer, the  Distributor  or  the
Transfer  Agent,  as  the case  may  be.   The  minimum
initial  investment in the Investor  Class  is  $2,000.
The  minimum  initial investment in  the  Institutional
Class is $100,000. If mailing to the Distributor or Transfer Agent, please send to the following address:

            By  Mail                      By  Overnight Courier

     Firstar Mutual Fund Services, LLC    Firstar Mutual Fund Services, LLC
     P.O. Box 701                         Third Floor
     Milwaukee, Wisconsin 53201-0701      615 East Michigan Street
                                          Milwaukee, Wisconsin 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box.

     If  the  securities  dealer  you  have  chosen  to
purchase  Fund  shares through has not entered  into  a
sales agreement with the Distributor, such dealer  may,
nevertheless,  offer  to  place  your  order  for   the
purchase  of Fund shares.  Purchases made through  such
dealers  will be effected at the net asset  value  next
determined  after receipt by the Fund of  the  dealer's
order to purchase shares.  Such dealers may also charge
a  transaction fee, as determined by the dealer.   That
fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

     If  your check does not clear, you will be charged
a  $25  service fee.  You will also be responsible  for
any  losses suffered by the Fund as a result.   Neither
cash  nor  third-party checks will  be  accepted.   All
applications  to purchase Fund shares  are  subject  to
acceptance  by  the Fund and are not binding  until  so
accepted.   The Fund reserves the right to  decline  or
accept a purchase order application in whole or in part.

Wire Purchases

     You  may  also purchase Fund shares by wire.   The
following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Fund shares:

          Wire to:         Firstar Bank Milwaukee, N.A.
          ABA Number:      075000022

          Credit:          Firstar Mutual Fund Services, LLC
          Account:         112-952-137

          Further Credit:  Bearguard Funds, Inc.
                           (shareholder account number)
                           (shareholder name/account registration)

     Please  call  1-888-288-2880 prior to  wiring  any
funds  to  notify the Transfer Agent that the  wire  is
coming  and  to verify the proper wire instructions  so
that  the wire is properly applied when received.   The
Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Telephone Purchases

     The  telephone purchase option allows you to  make
subsequent investments directly from a bank checking or
savings  account.  To establish the telephone  purchase
option   on  your  account,  complete  the  appropriate
section  in  the  shareholder application.   Only  bank
accounts  held at domestic financial institutions  that
are  Automated  Clearing House ("ACH") members  may  be
used  for  telephone transactions.   This  option  will
become  effective approximately 15 business days  after
the application form is received by the Transfer Agent.
Purchases must be in amounts of $1,000 or more and  may
not be used for initial purchases of the Fund's shares.
To  have  Fund  shares purchased at the offering  price
determined at the close of regular trading on  a  given
date,  the  Transfer  Agent  must  receive  both   your
purchase order and payment by Electronic Funds Transfer through the ACH system prior to the close of regular trading on such date. Most transfers are completed within one business day. Subsequent investments may be made by calling 1-888-288-2880.

Purchasing Shares Through Financial Intermediaries

     If   you   purchase  shares  through  a  financial
intermediary   (such   as  a  broker-dealer),   certain
features of the Fund relating to such transactions  may
not  be  available  or may be modified.   In  addition,
certain  operational  policies of the  Fund,  including
those  related to settlement and dividend accrual,  may
vary  from  those applicable to direct shareholders  of
the Fund and may vary among intermediaries.  You should
consult   your   financial   intermediary   for    more
information regarding these matters.  Certain financial
intermediaries  may  charge you  transaction  fees  for
their  services.   You will not be  charged  such  fees
directly by the Fund if you purchase your Fund shares directly from the Fund without the intervention of a financial intermediary. The Fund's Investor
Class may, however, compensate financial intermediaries for assistance under the Fund's 12b-1 Plan or otherwise.

Automatic Investment Plan

     The  Automatic Investment Plan ("AIP") allows  you
to  make  regular, systematic investments  in  Investor
Class  shares  from your bank checking or NOW  account.
The  minimum initial investment for investors using the
AIP is $1,000 with a monthly minimum investment of $50.
To  establish the AIP, complete the appropriate section
in  the  shareholder application.  You should  consider
your financial ability to continue in the AIP until the
minimum  initial investment amount is met  because  the
Fund  has the right to close an investor's account  for
failure  to reach the minimum initial investment.   For
additional information on the AIP, please see the SAI.

Individual Retirement Accounts

     You  may  invest  in  Investor  Class  shares   by
establishing  a  tax-sheltered  individual   retirement
account  ("IRA").  The minimum initial  investment  for
investors  establishing IRAs is $500.  The Fund  offers
the  Traditional  IRA  and Roth  IRA.   For  additional
information on IRA options, please see the SAI.

Subsequent Investments

     Additions  to  your account may be made  by  mail.
Any subsequent investment in the Investor Class must be
for  at  least $100.  Any subsequent investment in  the
Institutional Class must be for at least $1,000.   When
making an additional purchase by mail, enclose a  check
payable  to  "Bearguard Funds, Inc." and the Additional
Investment Form provided on the lower portion  of  your
account  statement.  Additions to your  account  of  at
least  $1,000  may also be made by wire.   To  make  an
additional purchase by wire, please call 1-888-288-2880 for complete wiring instructions.

                 HOW TO REDEEM SHARES

In General

     You  may request redemption of part or all of your
Fund  shares  at  any time at the next  determined  net
asset  value.   See  "Valuation of  Fund  Shares."   No
redemption  request  will  become  effective  until   a
redemption  request  is received  in  proper  form  (as
described  below)  by the Transfer Agent.   You  should
contact the Transfer Agent for further information on documentation required for redemption of Fund shares.
The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request in good order. However, if you make a purchase by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared, which may take up to 12 days.
Redemptions may be made by written request, telephone or wire.

     Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by the Fund of the broker or dealer's instruction to redeem shares.
Some brokers or dealers may charge a fee in connection with such redemptions.

     Investors   who  have  an  Individual   Retirement
Account must indicate on their redemption requests whether or not federal income tax should be withheld.
Redemption requests failing to make an election will be subject to withholding.

     Your account may be terminated by the Fund on  not
less  than  30  days' notice if, at  the  time  of  any
redemption of shares in your account, the value of  the
remaining shares in the account falls below $2,000  for
Investor   Class  investors  or  below   $100,000   for
Institutional   Class   investors.    Upon   any   such
termination,  a  check for the proceeds  of  redemption
will   be  sent  to  you  within  seven  days  of   the
redemption.

Written Redemption

     For   most  redemption  requests,  you  need  only
furnish a written, unconditional request to redeem your shares at net asset value to the Transfer Agent:

            By  Mail                      By  Overnight Courier

     Firstar Mutual Fund Services, LLC    Firstar Mutual Fund Services, LLC
     P.O. Box 701                         Third Floor
     Milwaukee, Wisconsin 53201-0701      615 East Michigan Street
                                          Milwaukee, Wisconsin 53202

To  be in proper form, requests for redemption must (i)
be   signed  exactly  as  the  shares  are  registered,
including the signature of each owner, and (ii) specify
the  number of shares or dollar amount to be  redeemed.
Redemption proceeds made by written redemption  request
may  also  be wired to a commercial bank that you  have
authorized  on your account application.  The  Transfer
Agent   will  charge  a  $12  service  fee   for   wire
transactions.    Additional   documentation   may    be
requested from corporations, executors, administrators,
trustees, guardians, agents or attorneys-in-fact.   The
Fund does not consider the U.S. Postal Service or other
independent   delivery  services  to  be  its   agents.
Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone Redemption

     You  may  also redeem your shares by  calling  the
Transfer  Agent at 1-888-288-2880.  Redemption requests
by telephone are available for redemptions of $1,000 or
more.  Redemption requests for less than $1,000 must be
in  writing.   In order to utilize this procedure,  you
must  have  previously  elected  this  option  on  your
shareholder  application  and the  redemption  proceeds
must  be mailed directly to you or transmitted to  your
predesignated account via wire or ACH transfer.   Funds
sent via ACH are automatically credited to your account
within  three  business days.  There  is  currently  no
charge  for  this  service.  To change  the  designated
account,  send  a  written  request  with  signature(s)
guaranteed  to  the  Transfer  Agent.   To  change  the
address,  call  the Transfer Agent or  send  a  written
request  with  signature(s) guaranteed to the  Transfer
Agent.  Additional documentation may be requested  from
corporations,   executors,  administrators,   trustees,
guardians,  agents or attorneys-in-fact.  No  telephone
redemption requests will be allowed within 15  days  of
any  address  change.  The Fund reserves the  right  to
limit the number of telephone redemptions you may make.
You   may  not modify or cancel a telephone  redemption
request.

     The  Transfer Agent will use reasonable procedures
to  ensure that instructions received by telephone  are
genuine.   These procedures may include requiring  some
form  of  personal identification prior to acting  upon
telephone     instructions,    recording     telephonic
transactions and/or sending written confirmation of such transactions to you. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon your telephone instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request if so advised.

Redeeming Shares Through Financial Intermediaries

     If   you   redeem  shares  through   a   financial
intermediary (such as a broker-dealer), such  financial
intermediary may charge you transaction fees for  their
services.   You will not be charged such  fees  if  you
redeem your Fund shares directly through the Fund without the intervention of a financial intermediary.

Systematic Withdrawal Plan

     The  Systematic  Withdrawal  Plan  ("SWP")  allows
Investor Class investors to make automatic withdrawals from their accounts at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make a SWP payment, the remaining amount will be redeemed and the SWP will be terminated. Please see the SAI for more information.

Signature Guarantees

     Signature guarantees are required for:

     * redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;

     * redemption requests to be mailed or wired to other than the address that appears of record; and

     * any redemption request if a change of address has been received by the Fund or the Transfer Agent within the last 15 days.

A signature guarantee may be obtained from any eligible
guarantor  institution, as defined by the  SEC.   These
institutions include banks, saving associations, credit unions, brokerage firms and others. Please note that a notary public stamp or seal is not acceptable.

Redemption in Kind

     The  Fund has reserved the right to redeem in kind
(i.e., in securities positions) any redemption request during any 90-day period in excess of the lesser of:
(i) $250,000 or (ii) 1% of the net asset value of the class of shares being redeemed. Please see the SAI for more information.

               VALUATION OF FUND SHARES

     Net  asset  value  for the Fund is  calculated  by
taking  the value of the Fund's total assets, including
interest  or dividends accrued, but not yet  collected,
less  all liabilities, and dividing by the total number
of  shares  outstanding.  The result,  rounded  to  the
nearest  cent, is the net asset value per  share.   The
net asset value per share is determined as of the close
of  trading (generally 4:00 p.m. Eastern Standard Time)
on  each day the NYSE is open for business.  Net  asset
value  is  not determined on days the NYSE  is  closed.
The  price  at  which  a purchase order  or  redemption
request is effected is based on the next calculation of
net  asset  value  after  the  order  is  placed.    In
determining  net asset value, expenses are accrued  and
applied   daily  and  investments  for   which   market
quotations are readily available are valued at market value. Any investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX
                       TREATMENT

     For  federal  income tax purposes,  all  dividends
paid  by  the  Fund and distributions of  net  realized
short-term capital gains are taxable as ordinary income
whether  reinvested or received in cash unless you  are
exempt  from  taxation or entitled to a  tax  deferral.
Distributions  paid by a Fund from net  realized  long-
term  capital  gains,  whether  received  in  cash   or
reinvested  in  additional shares,  are  taxable  as  a
capital gain.  The capital gain holding period (and the
applicable  tax rate) is determined by  the  length  of
time  the Fund has held the security and not the length
of  time  you have held shares in the Fund.  For  short
sales,  the  Fund's  holding period  is  determined  by
reference to the period the Fund has held the  security
delivered  at the time of closing out the  short  sale.
Since  the  Fund engages in short sales without  owning
the  underlying security during the investment  period,
the  Fund  anticipates that substantially  all  of  its
capital  gains distributions from short sales  will  be
short-term  capital  gains.   Accordingly,  the  Fund's
investment  strategy is not tax efficient because  your
capital  gains  will generally be taxable  as  ordinary
income.   Investors  are informed annually  as  to  the
amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes.
If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     The  Fund  intends to pay dividends and distribute
capital  gains,  if  any, at least  annually.   When  a
dividend or capital gain is distributed, the Fund's net
asset value decreases by the amount of the payment.  If
you  purchase shares shortly before a distribution, you
will  be  subject to income taxes on the  distribution,
even  though  the value of your investment  (plus  cash
received, if any) remains the same.  All dividends  and
capital  gains  distributions  will  automatically   be
reinvested  in  additional  Fund  shares  at  the  then
prevailing  net  asset  value unless  you  specifically
request that either dividends or capital gains or  both
be  paid  in  cash.   You  may change  an  election  by
telephone, subject to certain limitations, by calling the Transfer Agent at 1-888-288-2880.

     If you request to have dividends and/or capital gains paid in cash, you may choose to have such amounts mailed or sent via electronic funds transfer ("EFT").
Transfers via EFT generally take up to three business days to reach the investor's bank account.

     If   you   elect  to  receive  distributions   and
dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

     If  you  do not furnish the Fund with your correct
social   security  number  or  taxpayer  identification
number, the Fund is required by federal law to withhold
federal   income   tax  from  your  distributions   and
redemption proceeds at a rate of 31%.

     This   section  is  not  intended  to  be  a  full
discussion of federal income tax laws and the effect of
such laws on you.  There may be other federal, state or
local  tax considerations applicable to you.   You  are
urged to consult your own tax advisor.

                    YEAR 2000 ISSUE

     The  Fund's  operations  depend  on  the  seamless
functioning  of  computer  systems  in  the   financial
service  industry,  including  those  of  the  Adviser,
Firstar  and  Firstar  Bank.   Many  computer  software
systems  in  use  today cannot properly  process  date-
related information after December 31, 1999 because  of
the  method  by which dates are encoded and calculated.
This  failure, commonly referred to as the  "Year  2000
Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.

     The Adviser has made compliance with the Year 2000
Issue  a  high  priority and has taken  steps  that  it
believes  are reasonably designed to address  the  Year
2000  Issue with respect to its computer systems.   The
Adviser  does  not currently anticipate that  the  Year
2000  Issue will have a material impact on its  ability
to continue to fulfill its duties as investment adviser
to  the  Fund.   In addition, Firstar and Firstar  Bank
have  represented  to  the Adviser  that  they  do  not
currently anticipate that the Year 2000 Issue will have
a  material  impact  on their ability  to  continue  to
fulfill their duties as service providers to the  Fund.
However,  there can be no assurance that  the  computer
systems of the companies in which the Fund invests will
be   timely  converted  or  that  the  value  of   such
investments will not be adversely affected by the  Year
2000 Issue.

DIRECTORS                                     CUSTODIAN

Paul L.  McEntire, Chairman                   Firstar Bank Milwaukee, N.A.
Robert E. Larson                              777 East Wisconsin Avenue
Robert W. Lishman, Jr.                        Milwaukee, Wisconsin 53202
Thomas M. Cover
Charles D. Feinstein
David G. Luenberger                            ADMINISTRATOR, TRANSFER AGENT
Edward C. Murphy                               AND DIVIDEND-DISBURSING AGENT

PRINCIPAL OFFICERS

Paul L. McEntire, President                    Firstar Mutual Fund Services, LLC
Thomas F. Burns, Jr.,                          Third Floor
Treasurer and Secretary                        615 East Michigan Street
                                               Milwaukee, Wisconsin 53202
INVESTMENT ADVISER
                                               INDEPENDENT ACCOUNTANTS
Skye Investment Advisors LLC
985 University Avenue, Suite 26                PricewaterhouseCoopers LLP
Los Gatos, California 95032                    100 East Wisconsin Avenue,
                                               Suite 1500
                                               Milwaukee, Wisconsin 53202
DISTRIBUTOR
                                               LEGAL COUNSEL
Rafferty Capital Markets, Inc.
1311 Mamaroneck Avenue                         Godfrey & Kahn, S.C.
White Plains, New York 10605                   780 North Water Street
                                               Milwaukee, Wisconsin 53202



     The   SAI   for   the  Fund  contains   additional
information about the Fund.  The Fund's SAI,  which  is
incorporated  by  reference into  this  Prospectus,  is
available  without charge upon request to the  address,
toll-free  telephone number  or website  noted  on  the
cover  page  of this Prospectus.  The SAI may  also  be
obtained   from   certain   financial   intermediaries,
including the Fund's Distributor, who purchase and sell
Fund shares. General inquiries regarding the Fund can be directed to the Fund at the address and toll-free telephone number on the cover page of this Prospectus.

     Information about the Fund (including the SAI) can
be  reviewed  and copied at the SEC's Public  Reference
Room  in  Washington,  D.C.  Please  call  the  SEC  at
1-800-SEC-0330   for  information   relating   to   the
operation   of  the  Public  Reference   Room.    Other
information  about the Fund is available on  the  SEC's
Internet site at http://www.sec.gov or upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C. 20549-6009.

The Fund's 1940 Act File Number is 811-9291.